Exhibit 99.4

[YEAR] SPECIAL LONG-TERM INCENTIVE AWARD

STOCK OPTION AGREEMENT

AGREEMENT made as of the      day of             , 200  , by and between PepsiCo, Inc., a North Carolina corporation having its principal office at 700 Anderson Hill Road, Purchase, New York 10577 (“PepsiCo,” and with its divisions and direct and indirect subsidiaries, the “Company”), and [Name] (the “Optionee”).

W   I  T  N  E  S  S  E  T  H:

WHEREAS, the Board of Directors and shareholders of PepsiCo have approved the 2003 Long-Term Incentive Plan (the “Plan”), for the purposes and subject to the provisions set forth in the Plan; and

WHEREAS, pursuant to the authority granted to it in said Plan, the Compensation Committee of the Board of Directors of PepsiCo (the “Committee”), by resolution duly adopted at a meeting held on [date], desires to grant to the Optionee options to purchase the number of shares of PepsiCo’s Common Stock set forth below; and

WHEREAS, options granted under the Plan are to be evidenced by an Agreement in such form and containing such terms and conditions as the Committee shall determine;

NOW, THEREFORE, it is mutually agreed as follows:

1. Grant. In consideration of the Optionee remaining in the employ of the Company, PepsiCo hereby grants to the Optionee, on the terms and conditions set forth herein, the right and option to purchase an aggregate of [number] shares of PepsiCo Common Stock, par value $.0167 per share, at a price of $[price] per share (the “Option Exercise Price”), which was the Fair Market Value (as defined below) of PepsiCo Common Stock on [date], the date of grant. The right to purchase each such share is referred to herein as an “Option”.

2. Exercisability. Subject to the terms and conditions set forth herein, the Options shall vest and be exercisable as follows:

(a) [number] Options shall vest on [date] and such options shall be exercisable from [date] through [date].

(b) [number] Options shall vest on [date] and such options shall be exercisable from [date] through [date].

The “Option Term” shall commence on [date] and shall end on [date] and [date] for the Options under Sections 2(a) and 2(b), respectively. Once exercisable and until terminated, all or any portion of the Options may be exercised from time to time and at any time under procedures that the Committee or its delegate shall establish from time to time, including, without limitation, procedures regarding the frequency of exercise and the minimum number of Options which may be exercised at any time.

3. Exercise Procedure. Subject to terms and conditions set forth herein, Options may be exercised by giving written notice of exercise to PepsiCo in the manner specified from time to time by PepsiCo. The aggregate Option Exercise Price for the shares being purchased, together with any amount which the Company may be required to withhold upon such exercise in respect of applicable foreign, federal (including FICA), state and local taxes, must be paid in full at the time of issuance of such shares.

4. Effect of Termination of Employment, Death, Retirement and Total Disability.

(a) Termination of Employment. Subject to subparagraphs 4(b), 4(c) and 4(d), the Options shall automatically expire upon, and no Option may be exercised after the termination of the Optionee’s employment with the Company.

(b) Death or Total Disability. If the Optionee’s employment terminates, by reason of the Optionee’s death or Total Disability (as defined below), then: (i) the portion of the Options which is in proportion to the Optionee’s active service during the period commencing on [date] and ending on the respective vesting date for the Options, as set forth in Section 2(a) or 2(b) above, shall vest on the date of termination; (ii) the Options shall continue to become exercisable in accordance with this Agreement; and (iii) all of the Options may be exercised by the Optionee’s legal representative (or any person to whom the Options may be transferred by will or the applicable laws of descent and distribution), in the event of death, or the Optionee, in the event of Total Disability, during the Option Term in accordance with this Agreement.

(c) Retirement. In the event that, prior to the expiration of the Options, the Optionee ceases to be an employee of the Company by reason of the Optionee’s Retirement (as defined below), then the Optionee shall continue to be vested with and have the right to exercise those Options which are vested and exercisable as of the Optionee’s Retirement Date (as defined below). Any Options which are not vested as of the Optionee’s Retirement Date shall automatically expire and terminate on the Retirement Date.

(d) Transfers to a Related Entity. In the event the Optionee transfers to a Related Entity (as defined below), as a result of actions by PepsiCo, the Options shall become fully vested and exercisable on the date of such transfer and shall otherwise remain outstanding and be exercisable in accordance with this Agreement.

5. Prohibited Conduct.

(a) The Optionee agrees that, at any time prior to the exercise of the Options granted hereunder, and for a period of twenty-four months after the later of (i) completion of all such exercises or (ii) termination of the Optionee’s employment with the Company for any reason whatsoever (including Retirement or Total Disability), he or she will not engage in any of the following activities anywhere in the world:

(1) Non-Competition. Optionee shall not accept any employment, assignment, position or responsibility, or acquire any ownership interest, which involves the Optionee’s Participation in a business entity that markets, sells, distributes or produces Covered Products, unless such business entity makes retail sales or consumes Covered Products without in any way competing with the Company.

(2) Raiding Employees. Optionee shall not in any way, directly or indirectly (including through someone else acting on the Optionee’s recommendation, suggestion, identification or advice), solicit any Company employee to leave the Company’s employment or to accept any position with any other entity.

(3) Non-Disclosure. Optionee shall not use or disclose to anyone any confidential information regarding the Company other than as necessary in his or her position with the Company. Such confidential information shall include all non-public information the Optionee acquired as a result of his or her positions with the Company which might be of any value to a competitor of the Company, or which might cause any economic loss or substantial embarrassment to the Company or its customers, bottlers, distributors or suppliers if used or disclosed. Examples of such confidential information include, without limitation, non-public information about the Company’s customers, suppliers, distributors and potential acquisition targets; its business operations and structure; its product lines, formulas and pricing; its processes, machines and inventions; its research and know-how; its financial data; and its plans and strategies.

(4) Misconduct. Optionee shall not engage in any acts that are considered to be contrary to the Company’s best interests, including, but not limited to, violating the Company’s Code of Conduct, engaging in unlawful trading in the securities of PepsiCo or of any other company based on information gained as a result of his or her employment with the Company, or engaging in any other activity which constitutes gross misconduct.

(b) In the event the Company determines that the Optionee has breached any term of this Paragraph 5, in addition to any other remedies the Company may have available to it, the Company may in its sole discretion:

(1) Cancel any unexercised Options granted hereunder; and

(2) Require the Optionee to pay to the Company all gains realized from the exercise of any Options granted hereunder, which have been exercised within the twelve-month period immediately preceding the date at which the Optionee has breached a provision of this Paragraph 5, as determined by the Company.

6. Adjustment for Change in Common Stock. In the event of any change in the outstanding shares of PepsiCo Common Stock by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, spin-off or other similar corporate change, the number and type of shares which the Optionee may purchase pursuant to the Options and the Option Exercise Price at which the Optionee may purchase such shares may be adjusted appropriately.

7. Effect of Change in Control. At the date of a Change in Control (as defined in the Plan), all outstanding and unvested Options granted hereunder shall immediately vest and become exercisable, and such Options shall remain outstanding in accordance with their terms. In the event that any Option granted hereunder becomes unexercisable during its term on or after a Change in Control because: (i) the Optionee is involuntarily terminated (other than for cause) within two years after the Change in Control; (ii) such Option is terminated or adversely modified; or (iii) PepsiCo Common Stock is no longer issued and outstanding, or no longer traded on a national securities exchange, then the Optionee shall immediately be entitled to receive a lump sum cash payment equal to the greater of (x) the gain on such Option or (y) the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by PepsiCo), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of PepsiCo Common Stock as of the date such Option becomes unexercisable and the Option Exercise Price.

8. Nontransferability. Unless the Committee specifically determines otherwise: (a) the Options are personal to the Optionee and, during his or her lifetime, may be exercised only by the Optionee, and (b) the Options shall not be transferable or assignable, other than by will or the laws of descent and distribution, and any such purported transfer or assignment shall be null and void.

9. Buy-Out of Option Gains. At any time after any Option becomes exercisable, the Committee shall have the right, in its sole discretion and without the consent of the Optionee, to cancel such Option and pay to the Optionee the difference between the Option Exercise Price of the Option and the Fair Market Value of the shares covered by the Option as of the date the Committee gives written notice (the “Buy Out Notice”) of its intention to exercise such right. Payments of such buy out amounts pursuant to this provision shall be effected by PepsiCo as promptly as possible after the date of the Buy Out Notice and may be made in cash, in shares of Common Stock or partly in cash and partly in Common Stock, as the Committee deems advisable. To the extent payment is made in shares of Common Stock, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock at the date of the Buy Out Notice. In no event shall PepsiCo be required to deliver a fractional share of Common Stock in satisfaction of a buy out hereunder. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes.

10. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Covered Products” means any product which falls into one or more of the following categories, so long as the Company is producing, marketing, selling or licensing such product anywhere in the world: beverages, including without limitation carbonated soft drinks, tea, water, juice drinks, sports drinks and coffee drinks; juices; snacks, including salty snacks, sweet snacks and cookies; or any product or service which the Optionee had reason to know was under development by the Company during the Optionee’s employment with the Company.

(b) “Fair Market Value” of a share of PepsiCo Common Stock on any date shall mean an amount equal to the mean of the high and low sales prices for a share of PepsiCo Common Stock as reported on the composite tape for securities listed on The New York Stock Exchange, Inc. on the date in question (or if no sales of Common Stock were made on said Exchange on such date, on the next preceding day on which sales were made on such Exchange).

(c) “Participation” shall be construed broadly to include, without limitation: (i) serving as a director, officer, employee, consultant or contractor with respect to such a business entity; (ii) providing input, advice, guidance or suggestions to such a business entity; or (iii) providing a recommendation or testimonial on behalf of such a business entity or one or more products it produces.

(d) “Related Entity” shall mean any entity as to which the Company directly or indirectly owns 20% or more of the entity’s voting securities, general partnership interests, or other voting or management rights.

(e) “Retirement” shall mean retirement under the PepsiCo Salaried Employees Retirement Plan (“Salaried Plan”), as explicitly set out in an individual severance agreement or as determined by the Committee for employees not covered by the Salaried Plan. Except as may be provided by amendment to the Salaried Plan from time to time, retirement under the Salaried Plan refers to termination of salaried employment with an employer sponsoring the Salaried Plan after attaining at least age 55 and completing at least ten years of vesting service (or if earlier, after attaining at least age 65 and completing at least five years of vesting service).

(f) “Retirement Date” shall mean the effective date of Retirement.

(g) “Total Disability” shall mean becoming totally and permanently disabled, as determined for purposes of the Company’s Long Term Disability Plan (or in the absence of such Disability Plan being applicable to the Optionee, as determined by the Committee in its sole discretion).

11. Notices. Any notice to be given to PepsiCo under the terms of this Agreement shall be addressed to PepsiCo at Purchase, New York 10577, Attention: Vice President, Compensation, or such other address as PepsiCo may hereafter designate to the Optionee. Any such notice shall be deemed to have been duly given when personally delivered, addressed as aforesaid, or when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, and deposited, postage prepaid, with the federal postal service.

12. Binding Effect.

(a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PepsiCo, whether by merger, consolidation or the sale of all or substantially all of PepsiCo’s assets. PepsiCo will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PepsiCo expressly to assume and agree to perform this Agreement in the same manner and to the same extent that PepsiCo would be required to perform it if no such succession had taken place.

(b) This Agreement shall be binding upon and inure to the benefit of the Optionee or his or her legal representative and any person to whom the Options may be transferred by will or the applicable laws of descent and distribution.

13. No Contract of Employment; Agreement’s Survival. This Agreement is not a contract of employment, nor does it impose on the Company any obligation to retain the Optionee in its employ. This Agreement shall survive the termination of the Optionee’s employment for any reason.

14. Amendment; Waiver. No provision of this Agreement may be amended or waived unless agreed to in writing and signed by the chief personnel officer or chief legal officer of PepsiCo; provided, however, that the Optionee may not amend or waive any provision of this Agreement on behalf of the Company. The failure to exercise, or any delay in exercising, any right, power or remedy under this Agreement shall not waive any right, power or remedy which the Company has under this Agreement.

15. Severability or Reform by Court. In the event that any provision of this Agreement is deemed by a court to be broader than permitted by applicable law, then such provision shall be reformed (or otherwise revised or narrowed) so that it is enforceable to the fullest extent permitted by applicable law. If any provision of this Agreement shall be declared by a court to be invalid or unenforceable to any extent, the validity or enforceability of the remaining provisions of this Agreement shall not be affected.

16. Prospectus. The Optionee will be provided a copy of PepsiCo’s Prospectus relating to the Plan, the Options and the shares covered thereby. The Optionee agrees that he or she has reviewed the Prospectus, and fully understands his or her rights under the Plan.

17. Plan Controls. The Options and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any Operating Guidelines or other policies or regulations which govern administration of the Plan, which shall be controlling. PepsiCo reserves its rights to amend or terminate the Plan at any time without the consent of the Optionee; provided, however, that Options outstanding under the Plan at the time of such action shall not be adversely affected thereby. All interpretations or determinations of the Committee or its delegate shall be final, binding and conclusive upon the Optionee (and his or her legal representatives and any recipient of a transfer of the Options) on any question arising hereunder or under the Plan, the Operating Guidelines or other policies or regulations which govern administration of the Plan.

18. Rights to Future Grants; Compliance with Law. By entering into this Agreement, the Optionee acknowledges and agrees that the award and acceptance of Options pursuant to this Agreement does not entitle the Optionee to future grants of stock options or other awards in the future under the Plan or any other plan. The Optionee further agrees to seek all necessary approval under, make all required notifications under and comply with all laws, rules and regulations applicable to the ownership of stock options and stock and the exercise of stock options, including, without limitation, currency and exchange laws, rules and regulations.

19. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of North Carolina, without giving effect to conflict of laws principles.

20. Entire Agreement. This Agreement constitutes the entire understanding between the parties to this Agreement.

Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.

PepsiCo, Inc.

[Name / Title]

I confirm my understanding of the foregoing and accept the Options described above subject to the terms and conditions described herein.

[Name]